UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2007

Leslie’s Poolmart, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-18741	95-4620298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3925 E. Broadway Road, Suite 100, Phoenix, Arizona	85040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (602) 366-3999

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Compensatory Arrangements of Certain Officers

On June 15, 2007, Leslie’s Poolmart, Inc. (the “Company”) entered into an employment and severance agreement (the “Executive Agreement), with Mr. Michael L. Hatch, the President and Chief Operating Officer of the Company. The Executive Agreement provides for an annual minimum base salary of $320,000.00. If the Company terminates Mr. Hatch’s employment for any reason other than Just Cause (as defined in the Executive Agreement), Mr. Hatch will receive a lump sum payment equal to the sum of his base salary and bonus and reimbursement of twelve months of COBRA expenses. A copy of the Employment Agreement is filed as an exhibit to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 10.1	Employment Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leslie’s Poolmart, Inc.
(Registrant)
Date June 19, 2007
/s/ Steven L. Ortega
(Signature)
Steven L. Ortega, Chief Financial Officer, Director and Principal Accounting Officer

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INDEX TO EXHIBIT

Exhibit Index	Description of Document
Exhibit 10.1	Employment Agreement